UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES



Investment Company Act file number 811-2661

Name of Fund:  Merrill Lynch Pacific Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Pacific Fund, Inc., 800 Scudders Mill Road,
   Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011,
   Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/04

Date of reporting period: 01/01/04 - 06/30/04

Item 1 - Report to Stockholders



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Pacific Fund, Inc.


Semi-Annual Report
June 30, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Merrill Lynch Pacific Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



(GO PAPERLESS LOGO)
It's Fast, Convenient, & Timely!
To sign up today, go to www.icsdelivery.com/live.



Merrill Lynch Pacific Fund, Inc.



Portfolio Information as of June 30, 2004


                                           Percent of
Ten Largest Holdings                       Net Assets

Guinness Peat Group PLC                         5.8%
Takeda Pharmaceutical Co, Ltd.                  4.0
Millea Holdings, Inc.                           3.6
Toyota Industries Corportion                    3.3
Aioi Insurance Company, Limited                 3.2
Suzuki Motor Corporation                        3.1
Mitsui Sumitomo Insurance Company, Limited      3.1
Shin-Etsu Chemical Co., Ltd.                    3.0
Canon, Inc.                                     2.7
POSCO (ADR)                                     2.6


                                           Percent of
Five Largest Industries*                   Net Assets

Insurance                                       11.2%
Diversified Financial Services                  6.2
Commercial Banks                                5.9
Electronic Equipment & Instruments              5.6
Automobiles                                     5.6

*For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



MERRILL LYNCH PACIFIC FUND, INC., JUNE 30, 2004



A Letter From the President


Dear Shareholder

Equity markets largely posted positive results for the most recent reporting periods. The U.S. stock market, as measured by the Standard & Poor's 500 Index, had respective returns of +3.44% and +19.11% for the six-month and 12-month periods ended June 30, 2004. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index, which measures the performance of equity markets in 21 developed nations (excluding the United States and Canada), returned +4.56% and +32.37% for the six-month and 12-month periods, respectively. Emerging markets, as represented by the MSCI Emerging Markets Index, returned -.97% and +33.14% for the same periods.

In many cases, market returns were supported by improving economies in important areas around the globe. In particular, low interest rates and tax cuts in the United States opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. Evidencing the strength of the U.S. economy, the Federal Reserve Board moved to "normalize" interest rates with a 25 basis point (.25%) increase on June 30. Since the United States represents 32% of global gross domestic product, the acceleration of its economy has provided encouragement to other areas of the world.

Elsewhere, China has recorded a remarkable rate of economic expansion, which has helped fuel growth in the economies of its trading partners. Given efforts to preempt inflation, China's growth is expected to ease somewhat in 2004, but still expand at a rate of 7% - 8%. Japan, in the meantime, has begun to emerge from 13 years of sluggish growth. In Europe, the European Union welcomed 10 new member nations in May, and the enhanced integration may create further economic opportunities.

At June month-end, we also witnessed the transfer of power in Iraq. Although the market reaction to this pivotal event is yet to unfold, we can be sure that global markets will always fluctuate. Still, many of the world's economies are much stronger today than they were just one year ago. With this in mind, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, you should consult with your financial advisor, who can help you assess the market and economic environment and then develop a strategy most suitable for your circumstances and financial goals.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH PACIFIC FUND, INC., JUNE 30, 2004



A Discussion With Your Fund's Portfolio Manager


Despite an engineered economic slowdown in China and higher interest rates in the United States, our bottom-up company analysis has uncovered an increasing number of attractive investment values in Japan and other Asian markets.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2004, Merrill Lynch Pacific Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +5.81%, +5.39%, +5.36%, +5.88% and +5.76%, respectively. The Fund's broad-based market benchmark, the Morgan Stanley Capital International (MSCI) Pacific Region Index, and our Composite Index had respective returns of +8.19% and +7.36% for the same period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.)

The Fund underperformed its benchmarks during the past six months, primarily reflecting poor stock selection in Hong Kong, and the combination of unfavorable asset allocation and stock selection in India. Other negative influences on performance came from stock selection in South Korea as well as maintaining an average cash balance of 2.70%, which slowed results in a generally rising stock market.

Specific securities that hampered relative performance included India-based conglomerate Reliance Industries Ltd., China-based vehicle manufacturer Denway Motors Limited and life insurer China Life Insurance Co. (both listed on the Hong Kong stock exchange), Japan-based chemical manufacturer Shin-Etsu Chemical Co., Ltd. and conglomerate Mitsubishi Corporation. Also in Japan, our avoidance of positive-performing stocks Toyota Motor and Mizuho Financial hindered results.

Contributing positively to relative performance was our underweight position in the Australian and Taiwanese stock markets, which underperformed during the period. Stock selection in Japan, New Zealand and Taiwan also benefited Fund performance. Specific positions that contributed to results were Japanese holdings Trend Micro Incorporated (network security products), Kubota Corporation (farm equipment manufacturer), Suzuki Motor Corporation (maker of automobiles and motorcycles), Okumura Corporation (construction), Terumo Corporation (medical supplies) and Futaba Industrial Co., Ltd. (auto parts), in addition to Guinness Peat Group, a diversified holding company based in New Zealand. The Fund also benefited from significantly underweighting Japanese telecommunications giant NTT DoCoMo, a significant position in the benchmarks that performed poorly.

The benchmarks' positive absolute return masks significant volatility in global markets during the past six months. Downward pressure was incited by fears of a possible sharp economic slowdown in China, increasing risk-aversion from emerging market investors and renewed political risks concerning elections in several Asian markets in which we invest.


What changes were made to the portfolio during the period?

Changes during the period reflected our "bottom-up" stock selection process. That is, we choose investments for the portfolio based on the merits of individual stocks rather than a "top-down" analysis of sector or economic conditions. To that end, we established a number of new positions in the past six months. Purchases included Hoya Corporation (Japan), Reliance Capital Limited (India), Hyundai Motor Company Ltd. (South Korea), Ping An Insurance (Group) Company of China (China based, listed in Hong Kong) and Yungtay Engineering Co., Ltd. (Taiwan). In addition, we added to existing positions in China Steel Corporation (Taiwan); Hainan Meilan Airport Company Limited (China based, listed in Hong Kong); Hutchison Whampoa Limited (Hong Kong); National Australia Bank Limited (Australia); POSCO (South Korea); and Daikin Industries, Ltd., Ibiden Co., Ltd., Ito-Yokado Co., Ltd., Kubota Corporation, Mitsubishi Corporation, Nikon Corporation, Sharp Corporation, Shin-Etsu Chemical Co., Ltd., Mitsui Sumitomo Insurance Company, Limited, Tadano Ltd. and Terumo Corporation (all Japan).



MERRILL LYNCH PACIFIC FUND, INC., JUNE 30, 2004



We also sold a handful of holdings, eliminating Chunghwa Telecom Co., Ltd. (Taiwan), NIIT Limited (India), SembCorp Logistics Limited (Singapore), PT Bank Danamon Indonesia (Indonesia), Promina Group Limited (Australia), Kansai Electric Power Company, Inc. (Japan), Nintendo Company Ltd. (Japan) and China Life Insurance Co. (China, listed in Hong Kong). In addition, we trimmed positions in KT Corporation (Korea); Guinness Peat Group PLC (New Zealand); HSBC Holdings PLC and Wharf Holdings Ltd. (Hong Kong); Denway Motors (China based, listed in Hong Kong); United Microelectronics Corporation, Ltd. (Taiwan); and Murata Manufacturing Co., Ltd., Millea Holdings, Inc., Sangetsu Co., Ltd., Toyota Industries Corporation, NS Solutions, Aioi Insurance Company, Limited, Fuji Heavy Industries, Ltd., Hitachi Construction Machinery Co., Ltd., NEC Electronics Corporation, Okumura Corporation, Rinnai Corporation and Suzuki Motor Corporation (all Japan).


How would you characterize the Fund's position at the close of the period?

On June 30, 2004, nearly 70% of the Fund's assets were invested in Japanese stocks, representing a modest overweight compared to the Fund's composite benchmark. The Fund's next-largest holdings were in Hong Kong, New Zealand and South Korea, with smaller positions in India, Australia, Singapore and Taiwan. Our weighting in Korean stocks was approximately twice the level found in the benchmark. Australia, however, was significantly underrepresented compared to the benchmark, though an overweight in nearby New Zealand partly compensated for that underrepresentation. At period-end, the Fund maintained more than 4% of its assets in cash. We continued to be overweighted in Japanese insurance and automobile stocks. The Fund's technology weighting was roughly in line with its benchmark, although we are considering a reduction in this sector.

China's economy has become a major growth engine in the Asian region. Recently, however, the Chinese government has tried to slow economic activity in certain sectors of the economy to reduce further potential for speculative over-investment. Evidence seems to be emerging that China's policy planners might achieve the desired "soft landing" for the economy. Nevertheless, equity markets across Asia have priced in a major slowdown in the region and corrected significantly.

Even though the Chinese slowdown may not yet be complete, and the U.S. Federal Reserve Board may still raise interest rates further - possibly reducing worldwide growth - our bottom-up company analysis has uncovered an increasing number of attractive investment values. In Japan, the Fund's major area of investment, economic data continue to point toward a slow and steady economic recovery. Despite questions about whether companies exposed to China's markets can continue to sustain profits, our bottom-up analysis has led us to believe that valuations in Japan are compelling, if not downright cheap. We may use some of our cash balance to make careful purchases of selected opportunities in the coming months. Meanwhile, economic indicators in Australia continue to point to a deceleration in housing activity as well as a slight correction in housing prices. Accordingly, we continue to be cautious about the potential for overly high valuations in Australia.


James Russell
Vice President and Portfolio Manager


July 19, 2004



MERRILL LYNCH PACIFIC FUND, INC., JUNE 30, 2004


Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001, will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund is subject to a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH PACIFIC FUND, INC., JUNE 30, 2004



Performance Data (continued)

Recent Performance Results

                                                                             Market Performance
                                                                     In Local Currency/In U.S. Dollars

                                                                       6-Month               12-Month
As of June 30, 2004                                                  Total Return          Total Return
ML Pacific Fund, Inc. Class A Shares--Total Investment Return*           +5.81%               +37.97%
ML Pacific Fund, Inc. Class B Shares--Total Investment Return*           +5.39                +36.93
ML Pacific Fund, Inc. Class C Shares--Total Investment Return*           +5.36                +36.84
ML Pacific Fund, Inc. Class I Shares--Total Investment Return*           +5.88                +38.27
ML Pacific Fund, Inc. Class R Shares--Total Investment Return*           +5.76                +38.46
MSCI Pacific Region Index**                                              +8.19                +41.12
Constructed Index***                                                     +7.36                +41.43
   MSCI Japan                                                       +12.79/+10.78         +32.99/+46.35
   MSCI Australia                                                    +8.85/+0.63          +21.05/+25.73
   MSCI Hong Kong                                                    +2.20/+1.73          +35.80/+35.77
   MSCI Taiwan                                                       -3.60/-2.86          +20.05/+22.91
   MSCI India                                                       -17.33/-17.96         +36.10/+37.57
   MSCI Korea                                                        -1.44/+1.63          +23.41/+27.57
   MSCI Singapore                                                    +4.89/+3.42          +28.16/+31.01


*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.

**This unmanaged broad-based capitalization weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Australia, Hong Kong, Japan, New Zealand and Singapore.

***The unmanaged Constructed Index is a customized index used to measure the Fund's relative performance, comprised as follows: 68%
Morgan Stanley Capital International (MSCI) Japan, 10% MSCI
Australia, 10% MSCI Hong Kong, 6% MSCI Taiwan, 2% MSCI India, 2%
MSCI Korea and 2% MSCI Singapore.


MERRILL LYNCH PACIFIC FUND, INC., JUNE 30, 2004



Performance Data (concluded)


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/04                  +37.97%          +30.73%
Five Years Ended 6/30/04                + 2.85           + 1.75
Inception (10/21/94) through
6/30/04                                 + 4.88           + 4.30

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 6/30/04                  +36.93%          +32.93%
Five Years Ended 6/30/04                + 2.05           + 1.73
Ten Years Ended 6/30/04                 + 3.64           + 3.64

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 6/30/04                  +36.84%          +35.84%
Five Years Ended 6/30/04                + 2.05           + 2.05
Inception (10/21/94) through
6/30/04                                 + 4.06           + 4.06

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 6/30/04                  +38.27%          +31.01%
Five Years Ended 6/30/04                + 3.11           + 2.00
Ten Years Ended 6/30/04                 + 4.71           + 4.15

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.


Class R Shares                                            Return

One Year Ended 6/30/04                                   +38.46%
Inception (1/03/03) through
6/30/04                                                  +29.57



MERRILL LYNCH PACIFIC FUND, INC., JUNE 30, 2004


Schedule of Investments

                                                                                                    Value        Percent of
Country     Industry*         Shares Held    Common Stocks                                    (in U.S. dollars)  Net Assets
Japan       Auto Components       597,000    Futaba Industrial Co., Ltd.                         $    10,286,029       1.5%
                                  913,000    Toyota Industries Corportion                             21,922,375       3.3
                                                                                                 ---------------     ------
                                                                                                      32,208,404       4.8

            Automobiles         1,754,000    Fuji Heavy Industries, Ltd.                               9,837,768       1.5
                                1,198,000    Suzuki Motor Corporation                                 21,102,103       3.1
                                                                                                 ---------------     ------
                                                                                                      30,939,871       4.6

            Beverages             246,148    Coca-Cola West Japan Company Limited                      6,090,818       0.9
                                  318,000    Hokkaido Coca-Cola Bottling Co., Ltd.                     1,981,762       0.3
                                  286,000    Kinki Coca-Cola Bottling Co., Ltd.                        2,673,510       0.4
                                  326,000    Mikuni Coca-Cola Bottling                                 3,101,205       0.5
                                                                                                 ---------------     ------
                                                                                                      13,847,295       2.1

            Building Products     573,000    Daikin Industries, Ltd.                                  15,386,427       2.3

            Chemicals           2,150,000    Asahi Chemical Industry Co., Ltd.                        11,132,750       1.7
                                  565,000    Shin-Etsu Chemical Co., Ltd.                             20,194,290       3.0
                                                                                                 ---------------     ------
                                                                                                      31,327,040       4.7

            Commercial Banks      343,100    Shinsei Bank, Ltd.                                        2,188,495       0.3

            Construction &        913,000    JGC Corporation                                           8,785,685       1.3
            Engineering         2,533,000    Okumura Corporation                                      13,324,859       2.0
                                                                                                 ---------------     ------
                                                                                                      22,110,544       3.3

            Electric Utilities    294,600    Chubu Electric Power Company, Incorporated                6,223,278       0.9

            Electronic            127,000    Hoya Corporation                                         13,291,848       2.0
            Equipment &           490,000    Ibiden Co., Ltd.                                          6,960,546       1.0
            Instruments           304,900    Murata Manufacturing Co., Ltd.                           17,380,543       2.6
                                                                                                 ---------------     ------
                                                                                                      37,632,937       5.6

            Food & Staples        253,000    Ito-Yokado Co., Ltd.                                     10,828,117       1.6
            Retailing

            Food Products         387,000    Katokichi Co., Ltd.                                       7,731,843       1.1
                                  772,000    Nisshin Seifun Group Inc.                                 7,839,216       1.2
                                                                                                 ---------------     ------
                                                                                                      15,571,059       2.3

            Gas Utilities       4,772,000    Tokyo Gas Co.                                            16,924,932       2.5

            Health Care           545,000    Terumo Corporation                                       13,660,587       2.1
            Equipment &
            Supplies

            Household Durables    217,200    Rinnai Corporation                                        6,608,661       1.0
                                   93,000    Sangetsu Co., Ltd.                                        2,373,688       0.3
                                  746,000    Sharp Corporation                                        11,916,583       1.8
                                                                                                 ---------------     ------
                                                                                                      20,898,932       3.1

            IT Services            46,000  ++NS Solutions Corporation                                  1,327,957       0.2
                                   46,000  ++NS Solutions Corporation (when-issued)                    1,281,584       0.2
                                                                                                 ---------------     ------
                                                                                                       2,609,541       0.4

            Insurance           4,801,300    Aioi Insurance Company, Limited                          21,253,062       3.2
                                    1,619    Millea Holdings, Inc.                                    24,036,842       3.6
                                2,235,000    Mitsui Sumitomo Insurance Company, Limited               20,995,051       3.1
                                  500,000    NIPPONKOA Insurance Company, Limited                      3,207,625       0.5
                                                                                                 ---------------     ------
                                                                                                      69,492,580      10.4

            Machinery           3,066,000    Kubota Corporation                                       16,297,301       2.4
                                2,074,000    Tadano Ltd.                                               8,021,152       1.2
                                                                                                 ---------------     ------
                                                                                                      24,318,453       3.6

            Office Electronics    335,000    Canon, Inc.                                              17,653,393       2.7

            Pharmaceuticals       610,000    Takeda Pharmaceutical Co, Ltd.                           26,778,170       4.0


MERRILL LYNCH PACIFIC FUND, INC., JUNE 30, 2004


Schedule of Investments (continued)

                                                                                                    Value        Percent of
Country     Industry*         Shares Held    Common Stocks                                    (in U.S. dollars)  Net Assets
Japan       Semiconductors &      780,000    Nikon Corporation                                   $     8,778,261       1.3%
(concluded) Semiconductor         126,300    Rohm Company Ltd.                                        15,116,877       2.3
            Equipment                                                                            ---------------     ------
                                                                                                      23,895,138       3.6

            Software              161,000    Fuji Soft ABC Incorporated                                6,329,927       1.0
                                  212,000    Trend Micro Incorporated                                  9,403,657       1.4
                                                                                                 ---------------     ------
                                                                                                      15,733,584       2.4

            Trading             1,580,000    Mitsubishi Corporation                                   15,348,944       2.3
            Companies &
            Distributors

                                             Total Common Stocks in Japan                            465,577,721      69.6


Australia   Commercial Banks      361,000    National Australia Bank Limited                           7,503,943       1.1

            Commercial            539,706    Brambles Industries Limited                               2,255,755       0.4
            Services &
            Supplies

            Textiles,             860,000    Billabong International Limited                           4,948,368       0.7
            Apparel &
            Luxury Goods

                                             Total Common Stocks in Australia                         14,708,066       2.2


Hong Kong   Automobiles         9,792,000    Denway Motors Limited                                     3,546,552       0.5

            Commercial Banks      971,525    HSBC Holdings PLC                                        14,635,528       2.2

            Industrial          1,930,438    Hutchison Whampoa Limited                                13,179,290       2.0
            Conglomerates

            Insurance           3,713,000  ++Ping An Insurance (Group) Company of China
                                             Limted 'H'                                                5,046,001       0.8

            Real Estate         4,251,000    Wharf (Holdings) Ltd.                                    12,208,313       1.8

            Transportation      3,750,000    Hainan Meilan Airport Company Limited 'H'                 2,860,650       0.4
            Infrastructure

                                             Total Common Stocks in Hong Kong                         51,476,334       7.7


India       Diversified         1,000,000    Reliance Capital Limited                                  2,641,653       0.4
            Financial
            Services

            Oil & Gas           1,336,000    Reliance Industries Ltd.                                 12,483,863       1.9

                                             Total Common Stocks in India                             15,125,516       2.3


New         Diversified        31,327,941    Guinness Peat Group PLC                                  38,794,881       5.8
Zealand     Financial
            Services

                                             Total Common Stocks in New Zealand                       38,794,881       5.8


Singapore   Commercial Banks    1,738,400    Oversea-Chinese Banking Corporation Ltd.                 12,212,047       1.8

                                             Total Common Stocks in Singapore                         12,212,047       1.8


South       Automobiles            75,000    Hyundai Motor Company Ltd.                                2,885,115       0.5
Korea
            Diversified           294,200    KT Corporation (ADR) (a)                                  5,307,368       0.8
            Telecommunication
            Services

            Metals & Mining       523,000    POSCO (ADR) (a)                                          17,525,730       2.6

                                             Total Common Stocks in South Korea                       25,718,213       3.9


Taiwan      Machinery           3,000,000    Yuangtay Engineering Co., Ltd.                            1,596,314       0.2

            Metals & Mining       349,500    China Steel Corporation (GDR) (d)                         6,607,682       1.0

            Semiconductors &    5,465,823  ++United Microelectronics Corporation, Ltd.                 4,061,997       0.6
            Semiconductor
            Equipment

                                             Total Common Stocks in Taiwan                            12,265,993       1.8


Thailand    Commercial Banks    3,158,000    Siam Commercial Bank Public Company Limited               3,572,398       0.5

                                             Total Common Stocks in Thailand                           3,572,398       0.5

                                             Total Common Stocks
                                             (Cost--$460,234,880)                                    639,451,169      95.6


MERRILL LYNCH PACIFIC FUND, INC., JUNE 30, 2004


Schedule of Investments (concluded)


                     Beneficial Interest/                                                           Value        Percent of
                              Shares Held    Short-Term Securities                            (in U.S. dollars)  Net Assets
                              $24,531,892    Merrill Lynch Liquidity Series, LLC Cash Sweep      $    24,531,892       3.7%
                                             Series I (b)
                              $ 8,447,494    Merrill Lynch Liquidity Series, LLC Money Market          8,447,494       1.2
                                             Series (b)(c)
                                        6    Merrill Lynch Premier Institutional Fund (b)(c)                   6       0.0

                                             Total Short-Term Securities
                                             (Cost--$32,979,392)                                      32,979,392       4.9

            Total Investments (Cost--$493,214,272)                                                   672,430,561     100.5
            Liabilities in Excess of Other Assets                                                    (3,381,994)      (0.5)
                                                                                                 ---------------     ------
            Net Assets                                                                           $   669,048,567     100.0%
                                                                                                 ===============     ======

*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

++Non-income producing security.

(a)American Depositary Receipts (ADR).

(b)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:


                                                      Interest/
                                           Net         Dividend
Affiliate                                Activity       Income

Merrill Lynch Liquidity Series,
   LLC Cash Sweep Series I           $  16,852,110      $67,859
Merrill Lynch Liquidity Series,
   LLC Money Market Series           $ (5,382,763)      $29,811
Merrill Lynch Premier
   Institutional Fund                  (4,610,087)      $ 9,152


(c)Security was purchased with the cash proceeds from securities loans.

(d)Global Depositary Receipts (GDR).

See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC., JUNE 30, 2004


Statement of Assets and Liabilities

As of June 30, 2004
Assets

       Investments in unaffiliated securities, at value (including securities
       loaned of $8,057,589) (identified cost--$460,234,880)                                                $   639,451,169
       Investments in affiliated securities, at value (identified cost--$32,979,392)                             32,979,392
       Foreign cash (cost--$1,929,565)                                                                            1,918,232
       Receivables:
           Securities sold                                                                $     6,435,249
           Dividends                                                                            2,737,826
           Capital shares sold                                                                  1,544,046
           Interest from affiliates                                                                23,514
           Securities lending--net                                                                  2,143        10,742,778
                                                                                          ---------------
       Prepaid expenses                                                                                              27,081
                                                                                                            ---------------
       Total assets                                                                                             685,118,652
                                                                                                            ---------------

Liabilities

       Collateral on securities loaned, at value                                                                  8,447,500
       Payables:
           Securities purchased                                                                 6,032,063
           Capital shares redeemed                                                              1,078,138
           Other affiliates                                                                       189,227
           Distributor                                                                            178,909
           Investment adviser                                                                      54,902         7,533,239
                                                                                          ---------------
       Accrued expenses and other liabilities                                                                        89,346
                                                                                                            ---------------
       Total liabilities                                                                                         16,070,085
                                                                                                            ---------------

Net Assets

       Net assets                                                                                           $   669,048,567
                                                                                                            ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                        $       906,056
       Class B Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                552,229
       Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                327,020
       Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                              1,657,271
       Class R Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                    232
       Paid-in capital in excess of par                                                                         617,541,774
       Accumulated distributions in excess of investment income--net                      $   (8,354,773)
       Accumulated realized capital losses on investments and foreign currency
       transactions--net                                                                    (122,705,084)
       Unrealized appreciation on investments and foreign currency transactions--net          179,123,842
                                                                                          ---------------
       Total accumulated earnings--net                                                                           48,063,985
                                                                                                            ---------------
       Net Assets                                                                                           $   669,048,567
                                                                                                            ===============

Net Asset Value

       Class A--Based on net assets of $179,721,017 and 9,060,556 shares outstanding                        $         19.84
                                                                                                            ===============
       Class B--Based on net assets of $100,328,707 and 5,522,294 shares outstanding                        $         18.17
                                                                                                            ===============
       Class C--Based on net assets of $57,829,917 and 3,270,201 shares outstanding                         $         17.68
                                                                                                            ===============
       Class I--Based on net assets of $331,125,966 and 16,572,706 shares outstanding                       $         19.98
                                                                                                            ===============
       Class R--Based on net assets of $42,960 and 2,317 shares outstanding                                 $         18.54
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC., JUNE 30, 2004


Statement of Operations

For the Six Months Ended June 30, 2004
Investment Income

       Dividends (net of $421,180 foreign withholding tax)                                                  $     5,783,638
       Interest from affiliates                                                                                      67,859
       Securities lending--net                                                                                       38,963
                                                                                                            ---------------
       Total income                                                                                               5,890,460
                                                                                                            ---------------

Expenses

       Investment advisory fees                                                           $     1,954,919
       Account maintenance and distribution fees--Class B                                         541,119
       Transfer agent fees--Class I                                                               270,667
       Account maintenance and distribution fees--Class C                                         260,046
       Account maintenance fees--Class A                                                          210,799
       Transfer agent fees--Class A                                                               141,296
       Accounting services                                                                        135,608
       Custodian fees                                                                             130,342
       Transfer agent fees--Class B                                                               107,967
       Transfer agent fees--Class C                                                                51,229
       Printing and shareholder reports                                                            39,639
       Registration fees                                                                           39,554
       Professional fees                                                                           36,453
       Directors' fees and expenses                                                                21,757
       Pricing fees                                                                                 4,168
       Account maintenance and distribution fees--Class R                                              77
       Transfer agent fees--Class R                                                                    26
       Other                                                                                       24,141
                                                                                          ---------------
       Total expenses                                                                                             3,969,807
                                                                                                            ---------------
       Investment income--net                                                                                     1,920,653
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net

       Realized gain (loss)on:
           Investments--net                                                                    10,381,738
           Foreign currency transactions--net                                                   (200,404)        10,181,334
                                                                                          ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                    23,154,332
           Foreign currency transactions--net                                                    (92,646)        23,061,686
                                                                                          ---------------   ---------------
       Total realized and unrealized gain on investments and foreign currency
       transactions--net                                                                                         33,243,020
                                                                                                            ---------------
       Net Increase in Net Assets Resulting from Operations                                                 $    35,163,673
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC., JUNE 30, 2004


Statements of Changes in Net Assets

                                                                                             For the Six         For the
                                                                                             Months Ended       Year Ended
                                                                                               June 30,        December 31,
Increase (Decrease) in Net Assets:                                                               2004              2003
Operations

       Investment income--net                                                             $     1,920,653   $     2,355,633
       Realized gain (loss)on investments and foreign currency transactions--net               10,181,334      (35,841,713)
       Change in unrealized appreciation/depreciation on investments and foreign
       currency transactions--net                                                              23,061,686       204,646,285
                                                                                          ---------------   ---------------
       Net increase in net assets resulting from operations                                    35,163,673       171,160,205
                                                                                          ---------------   ---------------

Capital Share Transactions

       Net increase (decrease) in net assets derived from capital share transactions            4,078,489      (26,819,030)
                                                                                          ---------------   ---------------

Net Assets

       Total increase in net assets                                                            39,242,162       144,341,175
       Beginning of period                                                                    629,806,405       485,465,230
                                                                                          ---------------   ---------------
       End of period*                                                                     $   669,048,567   $   629,806,405
                                                                                          ===============   ===============
           *Accumulated distributions in excess of investment income--net                 $   (8,354,773)   $  (10,275,426)
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC., JUNE 30, 2004


Financial Highlights

                                                                                        Class A
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                              June 30,           For the Year Ended December 31,++
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001        2000
Per Share Operating Performance

       Net asset value, beginning of period                  $    18.75   $    13.64   $    16.65   $    20.08   $    33.06
                                                             ----------   ----------   ----------   ----------   ----------
       Investment income (loss)--net***                             .07          .08          .03          .01        (.03)
       Realized and unrealized gain (loss) on
       investments and foreign currency
       transactions--net                                           1.02         5.03       (2.38)       (2.81)       (9.46)
                                                             ----------   ----------   ----------   ----------   ----------
       Total from investment operations                            1.09         5.11       (2.35)       (2.80)       (9.49)
                                                             ----------   ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                    --           --        (.66)        (.63)           --
           In excess of investment income--net                       --           --           --           --        (.56)
           Realized gain on investments--net                         --           --           --           --       (2.53)
           In excess of realized gain on
           investments--net                                          --           --           --           --        (.40)
                                                             ----------   ----------   ----------   ----------   ----------
       Total dividends and distributions                             --           --        (.66)        (.63)       (3.49)
                                                             ----------   ----------   ----------   ----------   ----------
       Net asset value, end of period                        $    19.84   $    18.75   $    13.64   $    16.65   $    20.08
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                      5.81%+++       37.46%     (14.72%)     (13.87%)     (28.50%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                  1.15%*        1.21%        1.21%        1.14%        1.07%
                                                             ==========   ==========   ==========   ==========   ==========
       Investment income (loss)--net                              .68%*         .55%         .20%         .07%       (.09%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)              $  179,721   $  153,191   $  109,718   $  133,027   $  162,910
                                                             ==========   ==========   ==========   ==========   ==========
       Portfolio turnover                                        14.76%       34.08%       11.68%        8.88%       35.23%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effect of sales charges.

***Based on average shares outstanding.

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC., JUNE 30, 2004


Financial Highlights (continued)

                                                                                        Class B
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                              June 30,            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001        2000
Per Share Operating Performance

       Net asset value, beginning of period                  $    17.24   $    12.64   $    15.60   $    18.79   $    31.12
                                                             ----------   ----------   ----------   ----------   ----------
       Investment loss--net***                                    (.01)        (.03)        (.08)        (.12)        (.23)
       Realized and unrealized gain (loss) on
       investments and foreign currency
       transactions--net                                            .94         4.63       (2.22)       (2.63)       (8.87)
                                                             ----------   ----------   ----------   ----------   ----------
       Total from investment operations                             .93         4.60       (2.30)       (2.75)       (9.10)
                                                             ----------   ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                    --           --        (.66)        (.44)           --
           In excess of investment income--net                       --           --           --           --        (.30)
           Realized gain on investments--net                         --           --           --           --       (2.53)
           In excess of realized gain on
           investments--net                                          --           --           --           --        (.40)
                                                             ----------   ----------   ----------   ----------   ----------
       Total dividends and distributions                             --           --        (.66)        (.44)       (3.23)
                                                             ----------   ----------   ----------   ----------   ----------
       Net asset value, end of period                        $    18.17   $    17.24   $    12.64   $    15.60   $    18.79
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                       5.39%++       36.39%     (15.41%)     (14.57%)     (29.03%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                  1.93%*        2.00%        2.00%        1.92%        1.84%
                                                             ==========   ==========   ==========   ==========   ==========
       Investment loss--net                                     (.17%)*       (.22%)       (.57%)       (.69%)       (.86%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)              $  100,329   $  118,551   $  115,930   $  225,709   $  442,242
                                                             ==========   ==========   ==========   ==========   ==========
       Portfolio turnover                                        14.76%       34.08%       11.68%        8.88%       35.23%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effect of sales charges.

***Based on average shares outstanding.

++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC., JUNE 30, 2004


Financial Highlights (continued)

                                                                                        Class C
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                              June 30,            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001        2000
Per Share Operating Performance

       Net asset value, beginning of period                  $    16.78   $    12.30   $    15.20   $    18.36   $    30.53
                                                             ----------   ----------   ----------   ----------   ----------
       Investment loss--net***                                    (.01)        (.03)        (.08)        (.12)        (.23)
       Realized and unrealized gain (loss) on
       investments and foreign currency
       transactions--net                                            .91         4.51       (2.16)       (2.57)       (8.70)
                                                             ----------   ----------   ----------   ----------   ----------
       Total from investment operations                             .90         4.48       (2.24)       (2.69)       (8.93)
                                                             ----------   ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                    --           --        (.66)        (.47)           --
           In excess of investment income--net                       --           --           --           --        (.31)
           Realized gain on investments--net                         --           --           --           --       (2.53)
           In excess of realized gain on investments--net            --           --           --           --        (.40)
                                                             ----------   ----------   ----------   ----------   ----------
       Total dividends and distributions                             --           --        (.66)        (.47)       (3.24)
                                                             ----------   ----------   ----------   ----------   ----------
       Net asset value, end of period                        $    17.68   $    16.78   $    12.30   $    15.20   $    18.36
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                       5.36%++       36.42%     (15.42%)     (14.59%)     (29.03%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                  1.92%*        2.00%        2.00%        1.92%        1.85%
                                                             ==========   ==========   ==========   ==========   ==========
       Investment loss--net                                     (.09%)*       (.26%)       (.59%)       (.70%)       (.86%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)              $   57,830   $   45,458   $   31,748   $   51,343   $   84,008
                                                             ==========   ==========   ==========   ==========   ==========
       Portfolio turnover                                        14.76%       34.08%       11.68%        8.88%       35.23%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effect of sales charges.

***Based on average shares outstanding.

++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC., JUNE 30, 2004


Financial Highlights (continued)

                                                                                        Class I
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                              June 30,           For the Year Ended December 31,++
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001        2000
Per Share Operating Performance

       Net asset value, beginning of period                  $    18.87   $    13.68   $    16.67   $    20.10   $    33.12
                                                             ----------   ----------   ----------   ----------   ----------
       Investment income--net***                                    .09          .12          .07          .06          .04
       Realized and unrealized gain (loss)
       on investments and foreign currency
       transactions--net                                           1.02         5.07       (2.40)       (2.81)       (9.50)
                                                             ----------   ----------   ----------   ----------   ----------
       Total from investment operations                            1.11         5.19       (2.33)       (2.75)       (9.46)
                                                             ----------   ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                    --           --        (.66)        (.68)           --
           In excess of investment income--net                       --           --           --           --        (.63)
           Realized gain on investments--net                         --           --           --           --       (2.53)
           In excess of realized gain on
           investments--net                                          --           --           --           --        (.40)
                                                             ----------   ----------   ----------   ----------   ----------
       Total dividends and distributions                             --           --        (.66)        (.68)       (3.56)
                                                             ----------   ----------   ----------   ----------   ----------
       Net asset value, end of period                        $    19.98   $    18.87   $    13.68   $    16.67   $    20.10
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                      5.88%+++       37.94%     (14.58%)     (13.63%)     (28.32%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                   .90%*         .96%         .96%         .89%         .82%
                                                             ==========   ==========   ==========   ==========   ==========
       Investment income--net                                     .90%*         .81%         .48%         .33%         .14%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)              $  331,126   $  312,607   $  228,069   $  352,632   $  518,557
                                                             ==========   ==========   ==========   ==========   ==========
       Portfolio turnover                                        14.76%       34.08%       11.68%        8.88%       35.23%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effect of sales charges.

***Based on average shares outstanding.

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC., JUNE 30, 2004


Financial Highlights (concluded)
                                                                                                      Class R

The following per share data and ratios have been derived                                  For the Six     For the Period
from information provided in the financial statements.                                     Months Ended  January 3, 2003++
                                                                                             June 30,     to December 31,
Increase (Decrease) in Net Asset Value:                                                        2004             2003


Per Share Operating Performance

       Net asset value, beginning of period                                                  $      17.53      $      12.61
                                                                                             ------------      ------------
       Investment income--net***                                                                      .07               .20
       Realized and unrealized gain on investments and foreign currency transactions--net             .94              4.72
                                                                                             ------------      ------------
       Total from investment operations                                                              1.01              4.92
                                                                                             ------------      ------------
       Net asset value, end of period                                                        $      18.54      $      17.53
                                                                                             ============      ============

Total Investment Return**

       Based on net asset value per share                                                        5.76%+++         39.02%+++
                                                                                             ============      ============

Ratios to Average Net Assets

       Expenses                                                                                    1.40%*            1.46%*
                                                                                             ============      ============
       Investment income--net                                                                       .40%*             .31%*
                                                                                             ============      ============

Supplemental Data

       Net assets, end of period (in thousands)                                              $         43            --++++
                                                                                             ============      ============
       Portfolio turnover                                                                          14.76%            34.08%
                                                                                             ============      ============

*Annualized.

**Total investment returns exclude the effect of sales charges.

***Based on average shares outstanding.

++Commencement of operations.

++++Amount is less than $1,000.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC., JUNE 30, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Pacific Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.



MERRILL LYNCH PACIFIC FUND, INC., JUNE 30, 2004



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on dividends, interest and capital gains at various rates.



MERRILL LYNCH PACIFIC FUND, INC., JUNE 30, 2004



Notes to Financial Statements (continued)


(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .60% of the average daily net assets of the Fund. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                              Account
                          Maintenance           Distribution
                                  Fee                    Fee

Class A                          .25%                     --
Class B                          .25%                   .75%
Class C                          .25%                   .75%
Class R                          .25%                   .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended June 30, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                 FAMD                 MLPF&S

Class A                        $9,167               $102,973
Class I                        $  686               $  5,474



MERRILL LYNCH PACIFIC FUND, INC., JUNE 30, 2004



Notes to Financial Statements (continued)


For the six months ended June 30, 2004, MLPF&S received contingent deferred sales charges of $24,416 and $7,524 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $266 relating to transactions subject to front-end sales charge waivers in Class A Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended June 30, 2004, MLIM, LLC received $16,695 in securities lending agent fees.

In addition, MLPF&S received $88,686 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2004.

For the six months ended June 30, 2004, the Fund reimbursed MLIM
$6,392 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2004 were $94,100,184 and $111,136,449, respectively.

Net realized gains (losses) for the six months ended June 30, 2004 and net unrealized appreciation/depreciation as of June 30, 2004 were as follows:


                                                         Unrealized
                                        Realized      Appreciation/
                                  Gains (Losses)       Depreciation

Long-term investments            $    10,381,738    $   179,216,289
Foreign currency transactions          (200,404)           (92,447)
                                 ---------------    ---------------
Total                            $    10,181,334    $   179,123,842
                                 ===============    ===============


As of June 30, 2004, net unrealized appreciation for federal income tax purposes aggregated $149,324,796, of which $166,920,837 related to appreciated securities and $17,596,041 related to depreciated securities. At June 30, 2004, the aggregate cost of investments for federal income tax purposes was $523,105,765.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $4,078,489 and $(26,819,030) for the six months ended June 30, 2004 and for the year ended December 31, 2003, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                             Dollar
June 30, 2004                             Shares             Amount

Shares sold                            1,002,232    $    19,648,291
Automatic conversion of shares         1,078,524         20,881,505
                                  --------------    ---------------
Total issued                           2,080,756         40,529,796
Shares redeemed                      (1,189,458)       (23,147,569)
                                  --------------    ---------------
Net increase                             891,298    $    17,382,227
                                  ==============    ===============


Class A Shares for the Year                                  Dollar
Ended December 31, 2003                   Shares             Amount

Shares sold                            5,402,404    $    81,900,732
Automatic conversion of shares           997,781         15,462,771
                                  --------------    ---------------
Total issued                           6,400,185         97,363,503
Shares redeemed                      (6,277,360)       (95,429,850)
                                  --------------    ---------------
Net increase                             122,825    $     1,933,653
                                  ==============    ===============


Class B Shares for the
Six Months Ended                                             Dollar
June 30, 2004                             Shares             Amount

Shares sold                              528,768    $     9,527,887
Automatic conversion of shares       (1,174,896)       (20,881,505)
Shares redeemed                        (707,001)       (12,567,496)
                                  --------------    ---------------
Net decrease                         (1,353,129)    $  (23,921,114)
                                  ==============    ===============


Class B Shares for the Year                                  Dollar
Ended December 31, 2003                   Shares             Amount

Shares sold                            1,358,380    $    19,642,709
Automatic conversion of shares       (1,081,059)       (15,462,771)
Shares redeemed                      (2,575,484)       (35,603,763)
                                  --------------    ---------------
Net decrease                         (2,298,163)    $  (31,423,825)
                                  ==============    ===============



MERRILL LYNCH PACIFIC FUND, INC., JUNE 30, 2004



Notes to Financial Statements (concluded)


Class C Shares for the
Six Months Ended                                             Dollar
June 30, 2004                             Shares             Amount

Shares sold                              810,856    $    14,286,307
Shares redeemed                        (249,180)        (4,294,862)
                                  --------------    ---------------
Net increase                             561,676    $     9,991,445
                                  ==============    ===============


Class C Shares for the Year                                  Dollar
Ended December 31, 2003                   Shares             Amount

Shares sold                              867,958    $    12,760,388
Shares redeemed                        (740,309)        (9,966,943)
                                  --------------    ---------------
Net increase                             127,649    $     2,793,445
                                  ==============    ===============


Class I Shares for the
Six Months Ended                                             Dollar
June 30, 2004                             Shares             Amount

Shares sold                            2,887,160    $    56,730,649
Shares redeemed                      (2,884,686)       (56,146,723)
                                  --------------    ---------------
Net increase                               2,474    $       583,926
                                  ==============    ===============


Class I Shares for the Year                                  Dollar
Ended December 31, 2003                   Shares             Amount

Shares sold                           11,681,186    $   173,444,978
Shares redeemed                     (11,778,305)      (173,567,381)
                                  --------------    ---------------
Net decrease                            (97,119)    $     (122,403)
                                  ==============    ===============


Class R Shares for the
Six Months Ended                                             Dollar
June 30, 2004                             Shares             Amount

Shares sold                                2,568    $        46,408
Shares redeemed                            (259)            (4,403)
                                  --------------    ---------------
Net increase                               2,309    $        42,005
                                  ==============    ===============


Class R Shares for the
Period January 3, 2003++                                     Dollar
to December 31, 2003                      Shares             Amount

Shares sold                                    9    $           119
Shares redeemed                              (1)               (19)
                                  --------------    ---------------
Net increase                                   8    $           100
                                  ==============    ===============

++Commencement of operations.


Effective June 30, 2004, the Fund began charging a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2004.


6. Commitments:
At June 30, 2004, the Fund entered into foreign exchange contracts under which it had agreed to purchase and sell foreign currencies with approximate values of $3,162,000 and $6,441,000, respectively.


7. Capital Loss Carryforward:
On December 31, 2003, the Fund had a net capital loss carryforward of $126,902,657, of which $5,486,001 expires in 2009, $81,398,770 expires in 2010 and $40,017,886 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


8. Distributions to Shareholders:
The Fund paid an ordinary income dividend in the amount of $.658633 per Class A Share, $.482811 per Class B Share, $.585388 per Chass C Share, $.692362 per Class I Share and $.692362 per Class R Share on July 27, 2004 to shareholders of record on July 21, 2004.



MERRILL LYNCH PACIFIC FUND, INC., JUNE 30, 2004



Officers and Directors


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
James Russell, Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH PACIFIC FUND, INC., JUNE 30, 2004



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH PACIFIC FUND, INC., JUNE 30, 2004



Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Pacific Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Pacific Fund, Inc.


Date: August 13, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Pacific Fund, Inc.


Date: August 13, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Pacific Fund, Inc.


Date: August 13, 2004